UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 19, 2007 (January 19, 2007)

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.
1-12869	CONSTELLATION ENERGY GROUP, INC.	52-1964611

MARYLAND

(State of Incorporation of both registrants)

750 E. PRATT STREET,	BALTIMORE, MARYLAND	21202
(Address of principal executive offices)		(Zip Code)

410-783-2800

(Registrants’ telephone number, including area code)

NOT APPLICABLE

(Former name, former address
and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events

On January 19, 2007, the Board of Directors of Constellation Energy Group, Inc. (“Constellation Energy”) established May 18, 2007 as the date for the 2007 annual meeting of shareholders.  Any shareholder who wishes to include a proposal in the proxy statement for the 2007 annual meeting must deliver such proposal so that it is received by Constellation Energy’s Corporate Secretary no later than February 19, 2007.

Any shareholder who wants to propose a nominee for election as a director at the 2007 annual meeting or to present a proposal at the 2007 annual meeting in accordance with Constellation Energy’s bylaws must deliver a notice to the Corporate Secretary by February 19, 2007.

Any proposals or notices must be sent, in writing, to the Corporate Secretary, Constellation Energy Group, Inc., 750 East Pratt Street, 17th Floor, Baltimore, Maryland 21202.  Proposals and notices will not be accepted by facsimile.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION ENERGY GROUP, INC.
(Registrant)

Date:	January 19, 2007	/s/ Charles A. Berardesco
Charles A. Berardesco
Vice President, Associate General Counsel, Chief Compliance Officer and Corporate Secretary